Subsequent Events	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS [Abstract]
Subsequent Events

20. SUBSEQUENT EVENTS

On February 2, 2015, the Group entered into a related party loan agreement with Mr. Xu, pursuant to which Mr. Xu agreed to provide a loan of RMB30.0 million ($4.8 million) to the Group within 20 business days from the date thereof. The term of the loan is one year, with a maturity date of February 2, 2016, with principal repayable at maturity, and the loan bears interest at a rate of 6.5% per annum (with interest payable at maturity). The Group received the loan principal from Mr. Xu on March 4, 2015. This amount will be reported as a related party loan payable in future periods.